UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2015

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)            Hanmi Financial Corporation (the "Company"), a Delaware corporation and the holding company for Hanmi Bank (the "Bank"), reported that Mr. Romolo “Ron” C. Santarosa, was appointed Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, effective November 10, 2015. Mr. Santarosa has served as Senior Executive Vice President, Corporate Finance and Strategy of the Company and the Bank since June 8, 2015 where he was responsible for the leadership of the Bank’s finance and accounting teams as well as corporate strategy, investor relations, financial planning and corporate development activities. Mr. Michael McCall, previously Chief Financial Officer of the Company and Bank, will now act as Executive Vice President and Deputy Chief Financial Officer with a focus on financial reporting, internal controls and Sarbanes-Oxley compliance.

Mr. Santarosa, 59, has over 22 years of experience in banking and financial services. Most recently, from June 2013 – June 2015, he was Executive Vice President and Chief Operating Officer at Opus Bank, where he was responsible for the operational and support functions of Opus Bank. Mr. Santarosa served as the Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer at First California Financial Group, Inc. and its bank subsidiary, First California Bank, from November 2002 to May 2013. Prior to 2002, Mr. Santarosa served in leadership positions with several financial institutions and was an Audit Senior Manager with Price Waterhouse. Mr. Santarosa graduated from Ithaca College, with a B.S. in Accounting and a Minor in Mathematics.

Mr. Santarosa will be employed by the Company and Bank on an "at-will" basis and will receive an annual base salary of $275,000 and will be eligible to receive a performance-based annual incentive bonus of up to 50% of his base salary pro-rated for 2015. He is entitled to an automobile allowance of $1,350 per month. On June 8, 2015, Mr. Santarosa was granted 12,500 shares of Company restricted stock and stock options priced at $23.31, to purchase 25,000 shares of Company common stock pursuant to the Company's 2013 Equity Compensation Plan, each of which grant will vest ratably in equal installments over three years, subject to Mr. Santarosa’s continuing employment with the Company and the Bank. Mr. Santarosa is eligible to participate in the Company's standard employee benefits plans.

Mr. McCall’s compensation will remain the same in all respects, other than his base salary will be $225,000 starting with the next pay cycle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015.	HANMI FINANCIAL CORPORATION

	By:	/s/ C. G. Kum
C. G. Kum
President and Chief Executive Officer